Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 21, 2004
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                                  ASTRALIS LTD.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                    000-30997                 84-1508866
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       (State or Other          (Commission File Number)       (IRS Employer
Jurisdiction of Incorporation)                               Identification No.)

75 Passaic Avenue, Fairfield, New Jersey                            07004
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code (973) 227-7168
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c)   Exhibits

            Exhibit No.            Description

            99.1                   Press Release dated January 21, 2004

ITEM 9. REGULATION FD DISCLOSURE.

            On January 21, 2004, the registrant issued a press release regarding
(i) the closing of a private placement and (ii) the conversion by SkyePharma PLC of shares of Series A Preferred Stock of the registrant into shares of common stock. A copy of the press release is attached as Exhibit 99.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ASTRALIS LTD.


Date: January 21, 2004                           By: /s/ Mike Ajnsztajn
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                                                     Mike Ajnsztajn
                                                     Chief Executive Officer